SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report SEPTEMBER 15, 1998

                           THE SPORTS AUTHORITY, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                       1-13426               36-3511120
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)

3383 N. State Road 7, Ft. Lauderdale, Florida                     33319
  (Address of principal executive offices)                      (Zip Code)

                                 (954) 735-1701
                             ----------------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

         On September 15, 1998, the Company's Board of Directors elected Martin
E. Hanaka, Vice Chairman, as the company's Chief Executive Officer. The news release announcing the election is attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The following exhibits are filed with this report:

               99.1        News Release, dated September 15, 1998.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    THE SPORTS AUTHORITY, INC.

Date:  September 15, 1998               By: /S/ ANTHONY F. CRUDELE
                                            ----------------------
                                            Anthony F. Crudele
                                            Senior Vice President and
                                            Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)

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                                  EXHIBIT INDEX

EXHIBIT
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 99.1     News Release dated September 15, 1998.